EX-99.906CERT

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002

I, Randolph Takian, Trustee, Chief Executive Officer and President (Principal Executive Officer) of the Avenue Mutual Funds Trust (the “Fund”) certify that:

1.                                      This Form N-CSR for the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	January 6, 2017

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer) of the Avenue Mutual Funds Trust (the “Fund”) certify that:

1.                                      This Form N-CSR for the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	January 6, 2017

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)